                                                                  EXHIBIT 10.7.8

                          SEVENTH AMENDMENT TO GUARANTY

      This Seventh Amendment to Guaranty (this "Guaranty Amendment"), dated as of April 30, 2005, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor"), Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary"), Ventas Kansas City I, LLC, a Delaware limited liability company ("VKC"), Ventas Belleville, LLC ("VB"), Ventas Springfield/Findlay, LLC ("VSF"), and Ventas Farmington Hills, LLC ("VFH", and, together with Initial Beneficiary, VKC, VB, and VSF, collectively, the "Beneficiaries").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Original Guaranty"), as amended by that certain First Amendment to Guaranty dated as of February 20, 2004 between Guarantor and Initial Beneficiary (the "First Amendment"), that certain Second Amendment to Guaranty dated as of February 26, 2004 between Guarantor and Initial Beneficiary (the "Second Amendment"), that certain Third Amendment to Guaranty dated as of March 10, 2004 among Guarantor, Initial Beneficiary and VKC (the "Third Amendment"), that certain Fourth Amendment to Guaranty dated as of March 30, 2004 among Guarantor, Initial Beneficiary, VB, VSF, and VKC (the "Fourth Amendment"), that certain Fifth Amendment to Guaranty dated as of May 13, 2004 among Guarantor and the Beneficiaries (the "Fifth Amendment"), and that certain Sixth Amendment to Guaranty dated as of June 18, 2004 among Guarantor and the Beneficiaries (the "Sixth Amendment, and, together with the Original Guaranty, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, the "Guaranty"). The real property previously owned by VB and VSF has been conveyed in fee simple to Initial Beneficiary. The Leases to which such properties were subject are being terminated, and such properties are being added to the Lease pursuant to which Initial Beneficiary is landlord, simultaneously herewith. Accordingly, the parties hereto wish to amend the Guaranty to reflect such transactions. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with the Beneficiaries as follows:

            1. Certain Amendments. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Landlords identified on Schedule B to the Guaranty, as amended hereby, and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Landlord in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that VKC or any other Landlord, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any Landlord is a party.

            3. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            4. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor and the Landlords that own one or more Properties at the time of such modification or amendment. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of Landlords and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of Landlord's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            5. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                  BROOKDALE LIVING COMMUNITIES, INC.,
                                  a Delaware corporation

                                  By: /s/ R. Stanley Young
                                      ------------------------------------------
                                  Name:  R. Stanley Young
                                  Title: Executive Vice-President,
                                         Chief Financial Officer and Treasurer

                                  VENTAS REALTY, LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By: Ventas, Inc., a Delaware corporation,
                                      its sole general partner

                                  By: /s/ T. Richard Riney
                                      ------------------------------------------
                                     Name: T. Richard Riney
                                     Title: Executive Vice President/General
                                            Counsel

                                  VENTAS KANSAS CITY I, LLC, a Delaware
                                  limited liability company

                                  By: /s/ T. Richard Riney
                                      ------------------------------------------
                                     Name:  T. Richard Riney
                                     Title: Vice President

                                  VENTAS BELLEVILLE, LLC, a Delaware
                                  limited liability company

                                  By: /s/ T. Richard Riney
                                      ------------------------------------------
                                     Name:  T. Richard Riney
                                     Title: Vice President

                                  VENTAS SPRINGFIELD/FINDLAY, LLC, a
                                  Delaware limited liability company

                                  By: /s/ T. Richard Riney
                                      ------------------------------------------
                                     Name:  T. Richard Riney
                                     Title: Vice President

                                  VENTAS FARMINGTON HILLS, LLC, a
                                  Delaware limited liability company

                                  By: /s/ T. Richard Riney
                                     -------------------------
                                     Name:  T. Richard Riney
                                     Title: Vice President

                                   SCHEDULE B

        PROPERTY                       LANDLORD                     TENANT                   LEASE DOCUMENT
------------------------        ----------------------       ---------------------      ----------------------------
Grand Court Adrian,             Ventas Realty, Limited       BLC Adrian-GC, LLC         Master Lease Agreement by
Adrian, Michigan                Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Albuquerque,        Ventas Realty, Limited       BLC Albuquerque-GC,        Master Lease Agreement by
Albuquerque, New Mexico         Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Belleville,         Ventas Realty, Limited       BLC Belleville-GC,         Master Lease Agreement by
Belleville, Illinois            Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and

        PROPERTY                       LANDLORD                     TENANT                   LEASE DOCUMENT
------------------------        ----------------------       ---------------------      ----------------------------
                                                                                        BLC Springfield-GC, LLC

Grand Court Bristol,            Ventas Realty, Limited       BLC Bristol-GC, LLC        Master Lease Agreement by
Bristol, Virginia               Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Dayton,             Ventas Realty, Limited       BLC Dayton-GC, LLC         Master Lease Agreement by
Dayton, Ohio                    Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Farmington          Ventas Farmington Hills,     BLC Farmington Hills-      Lease Agreement by Ventas
Hills                           LLC                          GC, LLC                    Farmington Hills, LLC and
Farmington Hills,                                                                       BLC Farmington Hills-GC,
Michigan                                                                                LLC

Grand Court Findlay             Ventas Realty, Limited       BLC Findlay-GC, LLC        Master Lease Agreement by
Findlay, Ohio                   Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities

        PROPERTY                       LANDLORD                     TENANT                   LEASE DOCUMENT
------------------------        ----------------------       ---------------------      ----------------------------
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Fort Myers,         Ventas Realty, Limited       BLC Fort Myers-GC,         Master Lease Agreement by
Fort Myers, Florida             Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Kansas City         Ventas Kansas City I,        BLC Kansas City-GC,        Lease Agreement by Ventas
I, LLC                          LLC                          LLC                        Kansas City I, LLC and BLC
                                                                                        Kansas City-GC, LLC

Grand Court Las Vegas,          Ventas Realty Limited        BLC Las Vegas-GC,          Master Lease Agreement by
Las Vegas, Nevada               Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Lubbock             Ventas Realty, Limited       BLC Lubbock-GC, L.P.       Master Lease Agreement by
Lubbock, Texas                  Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;

        PROPERTY                       LANDLORD                     TENANT                   LEASE DOCUMENT
------------------------        ----------------------       ---------------------      ----------------------------
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Overland Park       Ventas Realty, Limited       BLC Overland Park-GC,      Master Lease Agreement by
Overland Park, Kansas           Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Springfield         Ventas Realty, Limited       BLC Springfield-GC,        Master Lease Agreement by
Springfield, Ohio               Partnership                  LLC                        Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

Grand Court Tavares,            Ventas Realty, Limited       BLC Tavares-GC, LLC        Master Lease Agreement by
Tavares, Florida                Partnership                                             Ventas Realty, Limited
                                                                                        Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities

        PROPERTY                       LANDLORD                     TENANT                   LEASE DOCUMENT
------------------------        ----------------------       ---------------------      ----------------------------
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC

The Seasons at Glenview         Ventas Realty, Limited       Brookdale Living           Master Lease Agreement by
Place,                          Partnership                  Communities of Illinois-   Ventas Realty, Limited
Glenview, Illinois                                           GV, LLC                    Partnership and BLC Adrian-
                                                                                        GC, LLC; BLC Albuquerque-
                                                                                        GC, LLC; BLC Bristol-GC,
                                                                                        LLC; BLC Dayton-GC, LLC;
                                                                                        BLC Fort Myers-GC, LLC;
                                                                                        BLC Las Vegas-GC, LLC;
                                                                                        BLC Lubbock-GC, L.P.;
                                                                                        BLC Overland Park-GC, LLC;
                                                                                        BLC Tavares-GC, LLC,
                                                                                        Brookdale Living Communities
                                                                                        of Illinois-GV, LLC,
                                                                                        BLC Belleville-GC, LLC,
                                                                                        BLC Findlay-GC, LLC, and
                                                                                        BLC Springfield-GC, LLC